UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 17, 2005

___________________________

COMMUNITY BANKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 0-15786
(Commission file number)

750 East Park Drive, Harrisburg, Pennsylvania	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 17, 2005, Community Banks, Inc. (“Community”) issued a press release announcing earnings for the quarter ended September 30, 2005. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits:

99.1 Press release of Community Banks, Inc. dated October 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC. (Registrant)

By:	/s/ DONALD F. HOLT

Donald F. Holt Executive Vice President and Chief Financial Officer

Dated: October 18, 2005

EXHIBIT INDEX

99.1 Press release of Community Banks, Inc. dated October 17, 2005.